Unearned Revenue	12 Months Ended
Dec. 31, 2023
Unearned Revenue [Abstract]
Unearned revenue

11. Unearned revenue

	2023	2022
	In thousands of USD
Unearned revenue	$1,034	$1,146
Total	$1,034	$1,146

Unearned revenue refers to the payment received from a customer before the Company transfers the related services in advance. Unearned revenue primarily consists of advanced payment received from customers for which the Company’s revenue recognition criteria have not been met. The unearned revenue will be recognized as revenue once the criteria for revenue recognition have been met. The unearned revenue amounted to $1.15 million and $1.27 million was totally recognized for the years ended December 31, 2023 and 2022, respectively.